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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ______________


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report:  JANUARY 9, 1998



                              ACCESS HEALTH, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE                        0-19758              68-0163589
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


                     310 INTERLOCKEN PARKWAY, SUITE A,
                        BROOMFIELD, COLORADO  80021
                  (address of principal executive offices)


      Registrant's telephone number, including area code: (303) 466-9500



                             11020 WHITE ROCK ROAD
                     RANCHO CORDOVA, CALIFORNIA  95670
         (Former name or former address, if changed since last report.)



                                ______________

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  Previous independent accountants.

     (i) On January 6, 1998, the Registrant dismissed the accounting firm of Ernst & Young LLP as its independent accountants effective January 6, 1998.

     (ii) Ernst & Young LLP's reports on the financial statements for the past two years have contained no adverse opinions or disclaimers of opinion and were not modified as to uncertainty, audit scope or accounting principles.

     (iii) During the Registrant's fiscal years ended September 30, 1996 and 1997, the accountant's reports were unqualified and there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which would have caused the former accountants to make reference in their report to such disagreements if not resolved to their satisfaction.

     (iv) The Registrant's Audit Committee and Board of Directors approved the decision to change independent accountants from Ernst & Young LLP to Arthur Andersen LLP.

     (v) The Registrant has provided Ernst & Young LLP with a copy of this disclosure and requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. (A copy of the Ernst & Young LLP letter addressed to the Commission is filed as Exhibit No. 16.1 to this Form 8-K).

(b)  New independent accountants.

     (i) On January 6, 1998, the Registrant engaged Arthur Andersen LLP as its new independent accountants for the fiscal year ending September 30, 1998.

     (ii) Arthur Andersen LLP was the independent auditor for Informed Access Systems, Inc. for calendar year 1995 and for 1996 until September of 1996, at which time Ernst & Young LLP became the auditor for Informed Access Systems, Inc. At such time, Informed Access Systems, Inc. entered into merger discussions with Registrant, and such merger was final on November 18, 1996. During the 1995 calendar year and 1996 partial year, Arthur Andersen LLP rendered audit opinions of the financial statements of Informed Access Systems, Inc. Prior to the appointment of Arthur Andersen LLP, the Registrant did not engage or consult with Arthur Andersen LLP regarding the matters described in Regulation S-K, Item 304(a)(2), but did discuss with Arthur Andersen LLP its engagements fees and standard engagement terms for serving as the Registrant's auditors.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     Exhibit 16.1 - Letter of Ernst & Young LLP to the Securities and Exchange Commission dated January 7, 1998.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                             ACCESS HEALTH, INC.


DATED, this 9th day of January 1998.         By: /S/ TIMOTHY H. CONNOR
                                                --------------------------------
                                                Name:  Timothy H. Connor
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

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